UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 1, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


 SAFE TECHNOLOGIES INTERNATIONAL, INC. (Formerly Safe Aid Products Incorporated)
------------------------------------------------------------------------------
             Exact name of registrant as specified in its charter)



      Delaware                           000-17746             22-2824492
   ------------------------------     ---------------     ----------------------
(State or other jurisdiction         (Commission File        (I.R.S. Employer
of incorporation or organization)     Number)             Identification Number)



                        2875 SOUTH OCEAN BLVD., SUITE 211
                            PALM BEACH, FLORIDA 33480
                         -------------------------------
                    (Address of principal executive offices)


                                  561-832-2700
                                  ------------
              Registrant's telephone number, including area code.

Item 5.        Other Events and Regulation FD Disclosure.

PRESS RELEASE

SOURCE:  Safe Technologies International, Inc.

SAFE TECHNOLOGIES ANNOUNCES LETTER OF INTENT WITH PRO:CON A/S

PALM BEACH, Fla., May 1, 2001/PRNewswire/ -- Safe Technologies International, Inc. (OTC Bulletin Board: SFAD - news) issued a statement today.

Michael Posner, President, announced that Safe Technologies International, Inc., had entered into a Letter of Intent with a private Investment Banker, representing 'Pro:Con A/S', whose headquarters are located in Copenhagen, Denmark. Pro:Con is a leading supplier of e-commerce, mid and back office solutions and neutral ticketing to the travel and related industry. Established in 1985, Pro:Con A/S's consultancy approach, along with their suite of products, has enabled their substantial growth and expectations of continued annual growth. Pro:Con A/S's Estimated Revenues for Y2001 are 23,000,000 USD with a Net Profit projection of 2,900,000 USD. Pro:Con A/S has offices in six countries and is currently setting up additional offices around the world.

Mr. Posner said "The Letter of Intent specifies that a comprehensive Merger Agreement will be entered into within the next 45 days between Pro:Con A/S and one of SFAD's Internet subsidiaries. The SFAD subsidiary will change its name to Pro:Con A/S. Pursuant to the Merger, the Pro:Con shareholders will exchange their Pro:Con A/S stock for shares in one of the SFAD subsidiaries. After the Merger, the Pro:Con shareholders will own 90% of the SFAD subsidiary, while SFAD will retain an 8% ownership. The remaining 2% will pay for investment banking fees. After the Merger, the SFAD subsidiary intends to establish a public trading market and raise additional capital for expansion."

Mr. Posner added "Management feels that this Merger Agreement is a unique opportunity for both Pro:Con A/S and SFAD. The Internet, which is rapidly becoming the preferred distribution channel for travel products, offers considerable potential for Pro:Con A/S, which is able to function as an enabler for the virtual travel market. The Merger will allow SFAD to participate in the growth prospects of Pro:Con A/S."

Mr. Posner concluded by saying, "This transaction is still contingent upon completion of Due Diligence, which is presently underway, including further review of important tax considerations in the U.S. and Denmark. Management intends to keep SFAD shareholders fully apprized as to the Merger's progress."

Forward-Looking Statements: Except for the historical information contained herein, this news release may contain forward looking statements pursuant to the provisions of the Private Securities Litigation Reform Act of 1995, as amended, that may involve risks and uncertainties, including relating to the possibility that the merger might not occur, the availability of suitable financial resources, the availability of management, unproven market for SFAD's products and services as well as other risks detailed from time to time in the Company's SEC reports, including reports on Form 10QSB for the year ended September 30, 2000.

SOURCE: Safe Technologies International, Inc.
CONTACT:  Brad Tolley VP Investor Relations
TEL:  561-832-2700
EMAIL:  investor.relations@safetechnologies.com
HTTP://www.safetechnologies.com

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Safe Technologies International, Inc.


                                        By: /s/ Michael J. Posner
                                           -------------------------------------
                                           Michael J. Posner, President


                                        Date:  May 1, 2001
                                             -----------------------------------